                                                                   EXHIBIT 10.19


                        SECOND AMENDMENT TO POST-PETITION
                           LOAN AND SECURITY AGREEMENT

         This SECOND AMENDMENT TO POST-PETITION LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into on February 12, 2001, by and among DYERSBURG CORPORATION, a Tennessee corporation ("Dyersburg"), DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("DFLP"), DYERSBURG FABRICS INC., a Tennessee corporation ("DFI"), UNITED KNITTING, INC., a Tennessee corporation ("UKI"), UNITED KNITTING LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("United Knitting"), IQUE, INC., a Tennessee corporation ("IQUE, Inc."), IQUE LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("IQUE"), ALAMAC KNIT FABRICS, INC., a Delaware corporation ("Alamac"), and AIH INC., a Delaware corporation ("AIH") (each of the foregoing individually referred to hereinafter as a "Borrower" and collectively as "Borrowers"); DFIC, INC., a Delaware corporation ("DFIC"); IQUEIC, INC., a Delaware corporation ("IQUEIC"); UKIC, INC., a Delaware corporation ("UKIC"); ALAMAC ENTERPRISES INC., a Delaware corporation ("Alamac Enterprises"); and ALAMAC KNIT FABRICS LLC, a Delaware limited liability company ("Alamac LLC"; each of DFIC, IQUEIC, UKIC, Alamac Enterprises and Alamac LLC individually referred to as a "Guarantor" and collectively as "Guarantors"; Borrowers and Guarantors collectively are referred to hereinafter as "Obligors"); various financial institutions that are parties to the Loan Agreement (as defined below) ("Lenders"); CONGRESS FINANCIAL CORPORATION (SOUTHERN), a Georgia corporation, in its capacity as administrative agent for the Lenders (together with its successors in such capacity, "Administrative Agent"); and FLEET NATIONAL BANK, a national bank, in its capacity as collateral agent for the Lenders (together with its successors in such capacity, "Collateral Agent;" Administrative Agent and Collateral Agent sometimes collectively referred to hereinafter as "Agents").

                                    RECITALS:

         Obligors, Agents and Lenders are parties to a certain Post-Petition Loan and Security Agreement dated September 25, 2000 (as at any time amended, the "Loan Agreement"), pursuant to which Lenders may make loans and other extensions of credit to Borrowers in connection with the Chapter 11 Cases (as defined therein).

         Obligors, Agents and Lenders now desire to amend the Loan Agreement as hereinafter set forth.



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         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

         (a) By inserting the following definitions of "Hamilton Transaction" and "Penco" in Section 1 of the Loan Agreement in appropriate alphabetical order:

             "Hamilton Transaction" shall mean the transaction by which Alamac proposes to enter into and consummate an Agreement of Sale with Penco pursuant to which Alamac will sell to Penco certain real and personal property located in Hamilton, North Carolina for a purchase price of at least $2,800,000.

              "Penco" shall mean Penco Products, Inc., Pennsylvania corporation.

         (b) By deleting the definition of "Post-Petition Term Loan Conditions" from Section 1 of the Loan Agreement and by substituting the following in lieu thereof:

             "Post-Petition Term Loan Conditions" shall mean and include each of the following conditions: (i) Agents have received and recorded all Mortgages, if and to the extent as may be required by Agents in their sole discretion (with the costs thereof to be paid by Borrowers), and (ii) Agents have obtained all title insurance reports, endorsements and policies relating to such Mortgages, if and to the extent as may be required by Agents in their sole discretion (with the costs thereof to be paid by Borrowers).

         (c) By deleting Section 9.15 of the Loan Agreement and by substituting the following new Section 9.15 in lieu thereof:

             9.15 CONSOLIDATED EBITDA. Borrowers shall maintain
         Consolidated EBITDA of at least the amounts set forth below for the periods applicable thereto:

                                Period                             Amount
                                ------                             ------
               October 1, 2000 through February 24, 2001         $5,152,000

               October 1, 2000 through March 31, 2001            $6,866,000



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

         (c) By deleting Section 9.18 of the Loan Agreement and by substituting the following new Section 9.18 in lieu thereof:

             9.18. EXCESS AVAILABILITY. Borrowers shall maintain Excess Availability at all times after the Closing Date of at least $3,500,000; provided, however, that if Borrowers consummate the Hamilton Transaction, then Borrowers shall be required to maintain Excess Availability at all times after the Closing Date of at least $4,150,000.

         4. LIMITED WAIVER OF DEFAULT. An Event of Default has occurred and currently exists under the Loan Agreement as a result of Borrowers' breach of
Section 9.15 of the Loan Agreement for the period from October 1, 2000 through December 30, 2000 (the "Designated Default"). Borrower represents and warrants that the Designated Default is the only Default or Event of Default that exists under the Loan Agreement and the other Loan Documents as of the date hereof. Lenders hereby waive the Designated Default in existence on the date hereof. In no event shall such waiver be deemed to constitute a waiver of (a) any Default or Event of Default other than the Designated Default in existence on the date of this Amendment or (b) Borrower's obligation to comply with all of the terms and conditions of the Loan Agreement and the other Loan Documents from and after the date hereof. Notwithstanding any prior, temporary mutual disregard of the terms of any contracts between the parties, Borrower hereby agrees that it shall be required strictly to comply with all of the terms of the Loan Documents on and after the date hereof.

         5. RATIFICATION AND REAFFIRMATION. Each Obligor hereby ratifies and reaffirms the Obligations, each of the DIP Financing Agreements and all of such Obligor's covenants, duties, indebtedness and liabilities under the Financing Agreements.

         6. ACKNOWLEDGMENTS AND STIPULATIONS. Each Obligor acknowledges and stipulates that the Loan Agreement and the other DIP Financing Agreements executed by such Obligor are legal, valid and binding obligations of such Obligor that are enforceable against such Obligor in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Obligor); as of the opening of business on February 12, 2001, the unpaid principal amount of the Loans totaled $43,962,563.50.

         7. REPRESENTATIONS AND WARRANTIES. Each Obligor represents and warrants to Agents and Lenders, to induce Agents and Lenders to enter into this Amendment that (a) no Default or Event of Default exists on the date hereof other than the Designated Default; (b) the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate or partnership action on the part of such Obligor and this Amendment has been duly executed and delivered by such Obligor; (c) and all of the representations and warranties made by such Obligor in the Loan Agreement are true and correct on and as of the date hereof.



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         8. REFERENCE TO LOAN AGREEMENT. Upon the effectiveness of this
Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

         9. BREACH OF AMENDMENT. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

         10. EXPENSES OF AGENTS AND LENDERS. Obligors agrees to pay, ON DEMAND, all costs and expenses incurred by Agents and Lenders in connection with the preparation, negotiation and execution of this Amendment, and any other DIP Financing Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agents' and Lenders' legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

         11. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Agents and Lenders in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

         12. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         13. NO NOVATION, ETC. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other DIP Financing Agreements, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

         14. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         15. FURTHER ASSURANCES. Obligors agree to take such further actions as Agents and Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.



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         16. SECTION TITLES. Section titles and references used in this
Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal, and delivered by their respective duly authorized officers, on the date first written above.


                                       DYERSBURG CORPORATION

ATTEST:


/s/ Paul L. Hallock                    By: /s/ William S. Shropshire, Jr.
------------------------------------       -------------------------------------
PAUL L. HALLOCK                            WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                 Executive Vice President,
Assistant Secretary                        Chief Financial Officer, Secretary
                                           and Treasurer

         [CORPORATE SEAL]

                                       DYERSBURG FABRICS INC.
ATTEST:


/s/ Paul L. Hallock                    By: /s/ William S. Shropshire, Jr.
------------------------------------       -------------------------------------
PAUL L. HALLOCK                            WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                 Executive Vice President,
Assistant Secretary                        Chief Financial Officer, Secretary
                                           and Treasurer

         [CORPORATE SEAL]


                                       UNITED KNITTING, INC.
ATTEST:


/s/ Paul L. Hallock                    By: /s/ William S. Shropshire, Jr.
------------------------------------       -------------------------------------
PAUL L. HALLOCK                            WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                 Executive Vice President,
Assistant Secretary                        Chief Financial Officer, Secretary
                                           and Treasurer

         [CORPORATE SEAL]


                     [Signature continued on following page]






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                                       IQUE, INC.
ATTEST:


/s/ Paul L. Hallock                    By: /s/ William S. Shropshire, Jr.
------------------------------------       -------------------------------------
PAUL L. HALLOCK                            WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                 Executive Vice President,
Assistant Secretary                        Chief Financial Officer, Secretary
                                           and Treasurer

         [CORPORATE SEAL]


                                       ALAMAC KNIT FABRICS, INC.
ATTEST:


/s/ Paul L. Hallock                    By: /s/ William S. Shropshire, Jr.
------------------------------------       -------------------------------------
PAUL L. HALLOCK                            WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                 Executive Vice President,
Assistant Secretary                        Chief Financial Officer, Secretary
                                           and Treasurer

         [CORPORATE SEAL]


                                       AIH INC.
ATTEST:


/s/ Paul L. Hallock                    By: /s/ William S. Shropshire, Jr.
------------------------------------       -------------------------------------
PAUL L. HALLOCK                            WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                 Executive Vice President,
Assistant Secretary                        Chief Financial Officer, Secretary
                                           and Treasurer

         [CORPORATE SEAL]


                                       DYERSBURG FABRICS LIMITED
                                       PARTNERSHIP, I


ATTEST:                                By: DYERSBURG FABRICS INC., its sole
                                           General Partner


/s/ Paul L. Hallock                    By: /s/ William S. Shropshire, Jr.
------------------------------------       -------------------------------------
PAUL L. HALLOCK                            WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                 Executive Vice President,
Assistant Secretary                        Chief Financial Officer, Secretary
                                           and Treasurer

         [CORPORATE SEAL]


                     [Signature continued on following page]




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

                                       UNITED KNITTING LIMITED
                                       PARTNERSHIP, I

ATTEST:                                By: UNITED KNITTING, INC., its sole
                                           General Partner


/s/ Paul L. Hallock                    By: /s/ William S. Shropshire, Jr.
------------------------------------       -------------------------------------
PAUL L. HALLOCK                            WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                 Executive Vice President,
Assistant Secretary                        Chief Financial Officer, Secretary
                                           and Treasurer

         [CORPORATE SEAL]

                                       IQUE LIMITED PARTNERSHIP, I

ATTEST:                                By: IQUE, INC., its sole General Partner


/s/ Paul L. Hallock                    By: /s/ William S. Shropshire, Jr.
------------------------------------       -------------------------------------
PAUL L. HALLOCK                            WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                 Executive Vice President,
Assistant Secretary                        Chief Financial Officer, Secretary
                                           and Treasurer

         [CORPORATE SEAL]


ATTEST:                                DFIC, INC.


/s/ Paul L. Hallock                    By: /s/ William S. Shropshire, Jr.
------------------------------------       -------------------------------------
PAUL L. HALLOCK                            WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance,                    Executive Vice President,
Assistant Secretary                        Chief Financial Officer, Treasurer
                                           and Secretary

         [CORPORATE SEAL]


ATTEST:                                IQUEIC, INC.


/s/ Paul L. Hallock                    By: /s/ William S. Shropshire, Jr.
------------------------------------       -------------------------------------
PAUL L. HALLOCK                            WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance,                    Executive Vice President,
Assistant Secretary                        Chief Financial Officer, Treasurer
                                           and Secretary

         [CORPORATE SEAL]


                     [Signature continued on following page]




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

ATTEST:                                UKIC, INC.


/s/ Paul L. Hallock                    By: /s/ William S. Shropshire, Jr.
------------------------------------       -------------------------------------
PAUL L. HALLOCK                            WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance,                    Executive Vice President,
Assistant Secretary                        Chief Financial Officer, Treasurer
                                           and Secretary

         [CORPORATE SEAL]



ATTEST:                                ALAMAC ENTERPRISES INC.


/s/ Paul L. Hallock                    By: /s/ William S. Shropshire, Jr.
------------------------------------       -------------------------------------
PAUL L. HALLOCK                            WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance,                    Executive Vice President,
Assistant Secretary                        Chief Financial Officer, Treasurer
                                           and Secretary

         [CORPORATE SEAL]


ATTEST                                 ALAMAC KNIT FABRICS LLC


                                       BY:  ALAMAC KNIT FABRICS, INC., its sole
                                            member


/s/ Paul L. Hallock                    By: /s/ William S. Shropshire, Jr.
------------------------------------       -------------------------------------
PAUL L. HALLOCK                            WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance,                    Executive Vice President,
Assistant Secretary                        Chief Financial Officer, Treasurer
                                           and Secretary

         [CORPORATE SEAL]



                     [Signature continued on following page]



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

                                       Accepted:
                                       --------

                                       FLEET NATIONAL BANK, as Collateral
                                       Agent


                                       By: /s/ David Rich
                                           -------------------------------------
                                           Title: Vice President
                                                  ------------------------------


                                       CONGRESS FINANCIAL
                                       CORPORATION (SOUTHERN),
                                       as Administrative Agent and
                                       a Lender


                                       By: /s/ Morris P. Holloway
                                           -------------------------------------
                                           Title: Senior Vice President
                                                  ------------------------------


                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION, as a Lender


                                       By: /s/ Ronald Banks
                                           -------------------------------------
                                           Title: Duly Authorized Signatory
                                                  ------------------------------


                                       THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender


                                       By: /s/ John Suchaniak
                                           -------------------------------------
                                           Title: Vice President
                                                  ------------------------------


                                       MELLON BANK, N.A., as a Lender


                                       By: /s/ Patrick Aarons
                                           -------------------------------------
                                           Title: Vice President
                                                  ------------------------------


                                       FLEET CAPITAL CORPORATION, as a Lender


                                       By: /s/  David Rich
                                           -------------------------------------
                                           Title: Vice President
                                                  ------------------------------


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